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                                                                    EXHIBIT 99.2



                              TRANSACTION AGREEMENT

                                  BY AND AMONG

                                JOHN Q. HAMMONS,

          REVOCABLE TRUST OF JOHN Q. HAMMONS, DATED DECEMBER 28, 1989,

                            AS AMENDED AND RESTATED,

                                 HAMMONS, INC.,

                                JD HOLDINGS, LLC,

                                       AND

                              JQH ACQUISITION, LLC




                            Dated as of May 24, 2005


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                              TRANSACTION AGREEMENT


         THIS TRANSACTION AGREEMENT ("Agreement") is made as of May 24, 2005, by and among JD Holdings, LLC, a Delaware limited liability company ("JDH"), JQH Acquisition, LLC, a Delaware limited liability company ("JQHA"), John Q. Hammons ("JQH"), the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated ("JQH Trust"), and Hammons, Inc., a Missouri corporation ("Hammons, Inc.," together with JQH and JQH Trust, the "Stockholders").

         WHEREAS, the Stockholders own (i) common stock with a majority of the voting power of John Q. Hammons Hotels, Inc., a Delaware corporation ("JQH Inc."), that is the sole general partner of John Q. Hammons Hotels, L.P., a Delaware limited partnership ("JQH LP"), and (ii) limited partner interests in JQH LP representing approximately 76% of the direct equity interests in JQH LP;

         WHEREAS, JDH and JQHA have heretofore made a proposal to acquire all of the shares of Class A common stock of JQH, Inc. and options to purchase Class A Common Stock of JQH, Inc. through a cash merger transaction (the "Merger");

         WHEREAS, JQH desires to obtain certain assets of JQH LP and financing for hotel development activities;

         WHEREAS, the Stockholders, after the Merger, desire to recapitalize JQH LP to reflect the respective economic and other rights and obligations of the partners with respect to JQH LP after the Closing, as defined herein; and

         WHEREAS, the Stockholders are willing to vote all of their equity interests in JQH Inc. and JQH LP in favor of, and otherwise support JDH and JQHA in connection with, the proposed Merger and the transactions contemplated hereby.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration given and received by each party, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Certain Defined Terms. For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

         "Affiliate" means, as to any specified Person, (i) any trust, shareholder, equity owner, officer or director of such Person and their family members or (ii) any other Person which, directly or indirectly, through one or more intermediaries, controls, is controlled by, employed by or is under common control with, the specified Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. The term "Affiliates" shall include all Subsidiaries of such Person. For purposes of



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this Agreement, JQH Inc., JQH LP, and their respective Subsidiaries shall not be deemed to be "Affiliates" of any Stockholder.

         "Alternative Transaction" means any (i) reorganization, dissolution, liquidation or recapitalization of JQH Inc., JQH LP or any of their respective Subsidiaries or involving JQH Inc., JQH LP or any of their respective Subsidiaries, (ii) merger, consolidation, share exchange or acquisition of JQH Inc., JQH LP or any of their respective Subsidiaries, (iii) sale of any material amount of assets of JQH Inc., JQH LP or any of their respective Subsidiaries,
(iv) direct or indirect acquisition or purchase of any of the Equity Interests,
(v) any similar transaction or business combination involving JQH Inc., JQH LP or any of their respective Subsidiaries or their respective businesses, capital stock, partnership interests, other equity interests or assets or (vi) other transaction the consummation of which would prevent, impede or delay the consummation of the Transaction that, in each of the cases outlined in items (i) through (vi) above, does not involve JDH or JQHA on terms acceptable to JDH and JQHA in their sole discretion.

         "Business Day" means any day other than a Saturday, Sunday or other day which is a legal holiday in the State of Delaware.

         "Closing" means the effective time of the Merger.

         "Consent" means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

         "Consent Agreement" has the meaning set forth in Section 2.2(y).

         "Equity Interests" has the meaning set forth in Section 4.2.

         "Governmental Authorization" means any: (a) permit, license, certificate, franchise, permission, variance, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) right under any contract with any Governmental Body.

         "Governmental Body" means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or
(c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or other Person and any court or other tribunal).

         "Hammons, Inc." has the meaning set forth in the Preamble.

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

         "JDH" has the meaning set forth in the Preamble.

         "JQH" has the meaning set forth in the Preamble.

         "JQH Inc." has the meaning set forth in the Preamble.



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         "JQH LP" has the meaning set forth in the Preamble.

         "JQH Trust" has the meaning set forth in the Preamble.

         "Legal Requirement" means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of The American Stock Exchange or any other stock exchange, if applicable).

         "Long-Term Line of Credit" has the meaning set forth in Section 2.2(w).

         "Merger" has the meaning set forth in the Recitals.

         "Options" has the meaning set forth in Section 4.2.

         "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, estate, trust, association, organization or other entity or Governmental Body.

         "Representatives" has the meaning set forth in Section 3.3(a).

         "Shares" means shares of Class A common stock and Class B common stock of JQH Inc. owned by any Stockholder.

         "Short-Term Line of Credit Agreement" has the meaning set forth in
Section 2.2(b).

         "Stockholders" has the meaning set forth in the Preamble.

         "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), (x) a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof, and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity's gains or losses or (y) that Person shall be or control any managing director or general partner controlling such business entity (other than a corporation).

         "Transaction" has the meaning set forth in Section 2.1.

         "Transaction Agreements" has the meaning set forth in Section 2.2.

         "Transaction Component" has the meaning set forth in Section 2.1.


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         1.2 Other Definitional Provisions. References to "Sections," "Exhibits"
or "Schedules" shall be to sections of, or exhibits or schedules attached to, this Agreement unless otherwise specifically provided. Any of the terms defined in this Agreement may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. Any reference herein to any agreement, document or instrument, including, without limitation, this Agreement and any exhibits, unless expressly noted otherwise, shall be a reference to each such agreement, document or instrument as the same may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted hereunder.

                                   ARTICLE II
                      COMPONENT TRANSACTIONS AND AGREEMENTS

         2.1 Negotiations. The parties to this Agreement have discussed a comprehensive transaction (the "Transaction") that is comprised of numerous components, each of which is reflected herein or is anticipated to be reflected in one or more of the documents identified herein, and each of which is dependent upon the other components and essential to the Transaction (each such component, a "Transaction Component"). The parties hereto agree to continue negotiating throughout the term of this Agreement exclusively and in good faith the Transaction and the Transaction Components to achieve terms and conditions of each Transaction Component and Transaction Agreement satisfactory in form and content to each party thereto in its sole judgment.

         2.2 Component Agreements. Various aspects of the Transaction contemplated by the parties hereto are anticipated to be reflected in the following component agreements and, where applicable, additional related agreements (collectively, the "Transaction Agreements"):

              (a) Merger Agreement.

              (b) Short-Term Line of Credit Agreement (the "Short-Term Line of Credit Agreement").

              (c) Option Investment and Purchase Agreement.

              (d) Form of Option Sales Agreement.

              (e) Initial Partnership Agreement Amendment.

              (f) Real Estate Sale and Noncompete Agreement Regarding Certain Properties.

              (g) Development Restriction Agreement.

              (h) Chateau Agreement.

              (i) Management Business Agreement.

              (j) Third Amended and Restated Partnership Agreement.

              (k) Preferred Interest Subscription Agreement.


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              (l) Preferred Interest Exchange Agreement.

              (m) Tax Indemnity Agreement.

              (n) Sponsor Entity Right of First Refusal.

              (o) JQH Right of First Refusal.

              (p) Corporate Overhead Agreement.

              (q) Non-Solicitation Agreement.

              (r) Trademark Assignments and Licenses.

              (s) Hotels Lease Agreements.

              (t) Prime Management Agreement.

              (u) Management Services Agreements.

              (v) Funding Assurance Agreement.

              (w) Long-Term Line of Credit (the "Long-Term Line of Credit").

              (x) Change of Control Purchase Offer.

              (y) Agreement Regarding Consents (the "Consent Agreement").



                                   ARTICLE III
                                    COVENANTS

         3.1  Support of the Merger.

              (a) The Stockholders, jointly and severally, agree, to the extent permitted by law, prior to the termination of this Agreement in accordance with its terms, (i) to attend all meetings of the stockholders of JQH Inc., (ii) to retain all voting rights with respect to the Equity Interests (as defined in Section 4.2), and (iii) at every meeting of the stockholders of JQH Inc., however called, or every adjournment thereof, or in connection with any action by written consent by the stockholders of JQH Inc. or limited partners of JQH LP, to vote all of the Shares and all limited partner interests in JQH LP that they own:

                   (i) in favor of the Merger, the Transaction and the
              Transaction Agreements for which stockholder or limited partner approval may be required; and

                   (ii) without regard to any recommendation from the Board of
              Directors of JQH Inc. to stockholders or limited partners, against any Competing Proposal (as defined in Section 3.3(a)) and any other action or agreement that would reasonably be expected to prevent, impede, adversely affect, compete with, interfere with, delay, postpone or discourage the Merger or the Transaction (or




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              attempt to do any of the foregoing), including without limitation:
              (A) any extraordinary corporate transaction, such as a merger, rights offering, reorganization, recapitalization or liquidation involving JQH Inc., JQH LP or any of their respective
              Subsidiaries, (B) a sale or transfer of a material amount of assets of JQH Inc., JQH LP or any of their respective
              Subsidiaries, or the issuance of any securities of JQH Inc., JQH
              LP or any of their respective Subsidiaries, (C) any change in the executive officers or the Board of Directors of JQH Inc., (D) any change in the present corporate or partnership structure or business of JQH Inc. or JQH LP or (E) except to the extent contemplated by any of the Transaction Agreements, any amendment to the constitutive documents of JQH Inc., JQH LP or any of their respective Subsidiaries.

With respect to the matters set forth in (i) or (ii) above, upon the execution and effectiveness of the written acceptance described in Section 6.1(a)(i) of this Agreement, the Stockholders hereby revoke any and all prior proxies given by the Stockholders with respect to the Equity Interests (the "Prior Proxies") and agree not to grant any subsequent proxies with respect to the Equity Interests until after the termination of this Agreement in accordance with its terms. The Stockholders shall retain their voting power with respect to the Equity Interests in connection with any matters, other than the matters set forth in (i) or (ii) above, and shall exercise their voting power on such matters to the extent permitted by law.

         3.2 No Sale of Equity Interests. Prior to the termination of this Agreement in accordance with its terms and except as set forth otherwise in this Agreement and the Transaction Agreements, the Stockholders shall not:

              (a) sell, offer, assign, transfer, convert, pledge or otherwise dispose of or encumber, directly or indirectly, any of the Equity Interests or grant any options or rights to the Equity Interests, or any of the Stockholders' voting or economic interest therein, to any third party, or, directly or indirectly, solicit or entertain offers from any third party to enter into any such transaction;

              (b) grant any proxies or enter into any voting agreement or other arrangement with respect to any of the Equity Interests;

              (c) deposit any Equity Interests into a voting trust;

              (d) convert, or allow conversion of, shares of Class B common stock into shares of Class A common stock; or

              (e) cause to be declared or paid any dividends on, cause to be made any other distributions in respect of, or cause to be redeemed or otherwise purchased, any of equity interests (including any Options therefor) of JQH Inc. or JQH LP.

         3.3 No Solicitation. Prior to the termination of this Agreement in accordance with its terms and except as set forth otherwise in this Agreement,

              (a) each of the Stockholders shall discontinue immediately any existing solicitation, initiation, encouragement, activity, discussion or negotiation with any Persons conducted prior to the date hereof by such Stockholder or any of its Affiliates, advisors, agents or





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representatives (collectively, the "Representatives"), with respect to any proposed, potential or contemplated Alternative Transaction;

              (b) none of the Stockholders shall, nor shall any of them authorize or permit any of its Affiliates or any of its or its Affiliates' Representatives to, directly or indirectly, (i) solicit or initiate, or encourage the submission of, any proposal or indication of interest relating to an Alternative Transaction, (ii) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Alternative Transaction or (iii) authorize, approve, consummate, engage in, or enter into any agreement with respect to, any Alternative Transaction; and

              (c) in the event that any of the Stockholders or its Affiliates or their respective Representatives receives an offer, proposal or similar communication regarding an Alternative Transaction, the Stockholders shall promptly deliver written notice of such communication to JDH and JQHA, including reasonable details of the substance thereof.

         3.4 Action in Stockholder Capacity Only. This Agreement shall not apply to any action taken by JQH in his capacity as a director or officer of JQH Inc., and any actions taken by JQH pursuant to this Agreement shall be solely actions in his capacity as a stockholder of JQH Inc. and a limited partner of JQH LP.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

         The Stockholders hereby represent and warrant, jointly and severally, to JQHA and JDH, as of the date hereof and as of Closing, that:

         4.1 Power and Authority. Each Stockholder has all requisite power and authority to execute and deliver this Agreement and the Transaction Agreements and all other agreements or documents as contemplated as of this date to be executed or delivered pursuant to this Agreement and the Transaction Agreements or in connection with the Transaction, as applicable, and as such agreements and documents are currently contemplated, to perform its or his obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by each Stockholder and constitutes a valid and binding obligation of each Stockholder, enforceable against it or him in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles. All of the Prior Proxies are revocable, as contemplated by Section 3.1(a) hereof.

         4.2 Title to Equity Interests. As of the date hereof, each Stockholder owns the equity interests shown next to such Stockholder's name on Schedule 4.2 (collectively, "Equity Interests"), free and clear of any liens, pledges, charges, claims, security interests, rights of first offer or rights of first refusal or other encumbrances other than the rights and obligations arising under this Agreement, and none of the Equity Interests are subject to any outstanding option, warrant, call, or similar right of any other Person to acquire the same, and none of the Equity Interests are subject to any restriction on transfer thereof except for restrictions imposed by applicable federal and state securities laws or the partnership agreement of JQH LP. At Closing,




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assuming receipt of any consent required under the JQH LP partnership agreement, each Stockholder will have full power and authority to convey good and marketable title to the Equity Interests, free and clear of any liens, security interests, rights of first offer or rights of first refusal or other encumbrances. The Equity Interests constitute all of the equity interests of JQH Inc. and JQH LP (including, without limitation, capital stock and partnership interests and options, appreciation rights, warrants or other rights, contracts, arrangements or commitments of any character (collectively "Options") relating to the capital stock or partnership interests of JQH Inc. and JQH LP, respectively, or obligating either of JQH Inc. or JQH LP to issue, grant or sell any shares of capital stock of, or other equity interests in, or securities convertible into equity interests in, JQH Inc. or JQH LP) owned, directly or indirectly, by the Stockholders. Schedule 4.2 also sets forth the number and exercise price of all Options owned, directly or indirectly, by the Stockholders.

         4.3 Non-Contravention.

              (a) Except as set forth on Schedule 4.3(a) and other than any consents, approvals or other actions, the failure to obtain which would not materially impair the ability to consummate the Transaction or impose any material liability on the Stockholders or any of their Affiliates, the execution, delivery, and performance of this Agreement (as well as all other instruments, agreements, certificates, or other documents contemplated hereby or in connection herewith or with the Transaction (including, without limitation, the Transaction Agreements), in the forms currently contemplated) by each Stockholder, do not (a) violate any laws or any order of any court or other Governmental Body applicable to such Stockholder or any of its or his Affiliates, (b) violate or conflict with, or permit the cancellation of, or constitute a default under, any material agreement to which any Stockholder or any of their respective Affiliates are a party, or by which any of them or any of their respective properties are bound, or
         (c) permit the acceleration of the maturity of any material indebtedness of, or indebtedness secured by the property of, any Stockholder or any of their respective Affiliates.

              (b) Except as set forth on Schedule 4.3(b), the execution, delivery, and performance of this Agreement (as well as all other instruments, agreements, certificates, or other documents contemplated hereby or in connection herewith or with the Transaction (including, without limitation, the Transaction Agreements), in the forms currently contemplated) by each Stockholder, do not violate or conflict with any provision of the organizational instruments of Hammons, Inc., JQH Trust or any Affiliates of any Stockholder involved in the Transaction.

         4.4 Consents, Approvals and Filings. Except as set forth on Schedule
4.4 or as otherwise provided herein and other than any filings required under the HSR Act and any consents, approvals or other actions, the failure to obtain which would not materially impair the ability to consummate the Transactions or impose any material liability on the Stockholders or any of their Affiliates, no consent, approval, authorization or determination of, or declaration, filing or registration with, or other action by, any Governmental Body or any other Person is required to be made or sought by any Stockholder or any of their Affiliates in connection with the execution, delivery and performance of this Agreement and all other contemplated agreements or documents to be executed or delivered by any Stockholder or any of their




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Affiliates pursuant to this Agreement (including, without limitation, the
Transaction Agreements), and the consummation by the Stockholders of the Transaction.

         4.5 Tax Matters. The transactions contemplated by this Agreement and all other related agreements and documents (including, without limitation, the Transaction Agreements) involve complex tax consequences for the Stockholders, and (i) the Stockholders are relying solely on the advice of their own tax advisors in evaluating such consequences, (ii) none of JQHA, JDH nor any Affiliate of JQHA or JDH has made (or shall be deemed to have made) any representations or warranties as to the tax consequences of any such transaction to the Stockholders, and (iii) references, if any, in this Agreement or any of the Transaction Agreements to the intended tax effect of any transaction contemplated by this Agreement or any of the Transaction Agreements and the other matters described herein shall not be deemed to imply any representation by JQHA, JDH or their Affiliates as to any particular tax effect that may be obtained by any Stockholder or its direct or indirect beneficiary or equity holder, as relevant. Each Stockholder shall remain solely responsible for all tax matters relating to such Stockholder or its beneficiaries or equity holders, as relevant.

                                   ARTICLE V
                        REPRESENTATIONS AND WARRANTIES OF
                                  JDH AND JQHA

         JDH and JQHA hereby, jointly and severally, represent and warrant to the Stockholders, as of the date hereof and as of Closing, that:

         5.1 Power and Authority. JDH and JQHA each has all requisite power and authority to execute and deliver this Agreement and all other agreements or documents contemplated to be executed or delivered pursuant to this Agreement or in connection with any of the Transactions, as applicable, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by each of JDH and JQHA and constitutes a valid and binding obligation of each of them, enforceable against them in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles.

         5.2 Non-Contravention. Other than any consents, approvals or other actions, the failure to obtain which would not materially impair the ability to consummate the Transaction or impose any material liability on JDH, JQHA or their respective Affiliates, the execution, delivery and performance of this Agreement by each of JDH and JQHA, as applicable, do not, as to each such party, as applicable: (a) violate their respective organizational documents; (b) violate any applicable law, rule, regulation, ordinance, order, judgment, decree or award of any governmental body, court or arbitrator; or (c) conflict with, result in a breach of, or constitute a default under, any contract, agreement or other instrument to which it is a party or by which any of its properties may be bound or affected.

         5.3 Consents, Approvals and Filings. Other than any filings required under the HSR Act and any consents, approvals or other actions, the failure to obtain which would not materially impair the ability to consummate the Transactions or impose any material liability on JDH, JQHA or their respective Affiliates, and except for approval of the terms of the definitive




                                       9
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agreements relating to the Transaction to which JDH or JQHA is a party by the respective boards of managers and members, as applicable, of JDH and JQHA, no consent, approval, authorization or determination of, or declaration, filing or registration with, or other action by, any governmental body or any other Person is required to be made or sought by JDH or JQHA or any of their Affiliates in connection with the execution, delivery and performance of this Agreement and all other agreements or documents executed or delivered by JDH or JQHA or any of their Affiliates pursuant to this Agreement, and the consummation by JDH or JQHA of the Transactions contemplated hereby and thereby.

         5.4 Information. JQHA will make available to the Stockholders all documents that the Stockholders reasonably request concerning the capitalization, business, liabilities and the assets of JQHA and its Subsidiaries and will provide answers to all Stockholders' reasonable questions in connection therewith.

         5.5 Financial Position. JDH and JQHA reasonably expect that, as of the Closing, they will have, and at Closing they will demonstrate to the Stockholders, sufficient financial resources and liquidity to enter into, and perform their respective obligations under, the Transaction Agreements.

                                   ARTICLE VI
                                   TERMINATION

         6.1 Termination Events. Subject to the provisions of Section 6.2, this Agreement may be terminated and abandoned, by written notice given prior to the effectiveness of the Merger in the manner hereinafter provided, as follows:

              (a) by the Stockholders, on the one hand, or by JDH and JQHA, on the other hand, if:

                   (i) either the Stockholders on one hand, or JQH and JQHA on the other hand, in their sole and absolute discretion, following negotiations under Section 2.1, have not executed and delivered written acceptance of, and acknowledged the intent to be bound at Closing by, the finally negotiated Transaction Agreements by midnight Central Standard Daylight Savings Time, June 2, 2005;

                   (ii) at any time following execution and delivery of the
              Short-Term Line of Credit Agreement and prior to Closing, funding thereunder is not available to the borrower upon the borrower's satisfaction of all applicable terms and conditions thereunder; or

                   (iii) the Closing shall not have occurred on or before
              December 31, 2005; provided, however, that the right to terminate this Agreement pursuant to this Section 6.1(a)(iii) will not be available to any party whose failure to perform or observe any of its obligations under this Agreement or any Transaction Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date.

              (b) by mutual written consent of the parties hereto;



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


              (c) by JDH and JQHA, if any of the Stockholders materially breaches any of its representations, warranties, covenants or other agreements under this Agreement and, with respect to any breach of a covenant contained herein, such breach is not cured within ten (10) days after written notice to the Stockholders by JDH or JQHA; provided, however, that no cure period will be permitted for any such breach that by its nature cannot be cured or as a result of such breach; or

              (d) by the Stockholders, if either JDH or JQHA materially breaches any of its representations, warranties, covenants or other agreements under this Agreement and, with respect to any breach of a covenant contained herein, such breach is not cured within ten (10) days after written notice to JDH and JQHA by the Stockholders; provided, however, that no cure period will be permitted for any such breach that by its nature cannot be cured or as a result of such breach.

         6.2 Effect of Termination. In the event that this Agreement is terminated in accordance with Section 6.1, such termination shall be without any liability or obligation to any party or parties and all further obligations of the parties hereunder shall terminate; provided that, (a) to the extent that such termination arises out of a material breach by a party hereto of any of its representations, warranties, covenants or other agreements arising under this Agreement, such breaching party will be liable for all damages, including reasonable legal fees and expenses, allowable at law and any relief available at equity; and (b) the obligations of the parties to this Agreement under Section 8.2, Section 8.3, Section 8.11 and this Section 6.2 will survive any termination of this Agreement.

                                  ARTICLE VII
                               CLOSING CONDITIONS

         7.1 Conditions to Obligations of Stockholders. The obligation of the Stockholders to consummate the Transaction (including each of the Component Transactions) shall be subject to the satisfaction or written waiver as of, or immediately after (as the case may be), the Closing of the following conditions:

              (a) JQHA or its Affiliates shall have entered into the Transaction Agreements which contemplate JQHA or its Affiliates as parties in form and substance satisfactory to the Stockholders, and such Transaction Agreements shall be in full force and effect as of the Closing.

              (b) The representations and warranties of JDH and JQHA set forth in this Agreement (including the disclosure schedules attached hereto) shall have been true and correct in all material respects as of the date hereof and shall be true and correct in all material respects as of the Closing as though made on and as of the Closing.

              (c) Each of the agreements and covenants of any of JDH, JQHA, their Affiliates and the lender under the Short-Term Line of Credit Agreement and Long-Term Line of Credit to be performed and complied with by such Person pursuant to this Agreement and the Transaction Agreements prior to, as of, or immediately after (as the case may be), the Closing shall have been duly performed and complied with in all material respects.

              (d) The Merger shall have been declared effective by the Secretary of State of the State of Delaware in accordance with the provisions of Section 251 of the General Corporation Law of the State of Delaware.

              (e) The Consents identified in the Consent Agreement as closing conditions for the Stockholders shall have been obtained, made or given, as applicable, and shall be in full force and effect.

         7.2 Conditions to Obligations of JDH and JQHA. The obligation of JDH and JQHA to consummate the Transaction (including each of the Component Transactions) shall be subject to the satisfaction or written waiver as of, or immediately after (as the case may be), the Closing of the following conditions:

              (a) The Stockholders or their respective Affiliates shall have entered into the Transaction Agreements which contemplate the Stockholders or their respective Affiliates as parties in form and substance satisfactory to JDH and JQHA, and such Transaction Agreements shall be in full force and effect as of the Closing.

              (b) The representations and warranties of the Stockholders set forth in this Agreement (including the disclosure schedules attached hereto) shall have been true and correct in all material respects as of the date hereof and shall be true and correct in all material respects as of the Closing as though made on and as of the Closing.

              (c) Each of the agreements and covenants of any of the Stockholders and their Affiliates to be performed and complied with by such Person pursuant to this Agreement and the Transaction Agreements prior to, as of, or immediately after (as the case may be), the Closing shall have been duly performed and complied with in all material respects.

              (d) The Merger shall have been declared effective by the Secretary of State of the State of Delaware in accordance with the provisions of Section 251 of the General Corporation Law of the State of Delaware.

              (e) The Consents identified in the Consent Agreement as closing conditions for JDH and JQHA shall have been obtained, made or given, as applicable, and shall be in full force and effect.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

         8.1 Further Action. Subject to the terms and conditions hereof, each of the parties hereto shall use commercially reasonable efforts to take or cause to be taken all appropriate action, do or cause to be done all things necessary, proper or advisable, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and consummate and make effective the Transaction.

         8.2 No Disclosure. Without the prior written consent of the other party, neither JDH or JQHA, on the one hand, nor any of the Stockholders, on the other hand, will, and each of such parties shall cause their respective Affiliates and their and their respective Affiliates' Representatives not to, make any release to the press or other public disclosure, or make any statement to any employee, competitor, customer, client or supplier of any of such parties or any of their Subsidiaries or to any other person, with respect to the terms of the discussions or negotiations concerning the Transaction or the existence or contents of this Agreement, except for (i) disclosure to such party's Representatives, (ii) any filings or amendments to such filings that any party determines it is required to make under the Securities Act, and (iii) such public disclosure as may be necessary, based on advice of such party's outside counsel, for the party proposing to make the disclosure not to be in violation of or default under any applicable law, regulation or governmental order, in which event such party shall, at least one full Business Day prior to making such disclosure, inform the other parties of such proposed disclosure and reasonably cooperate with such other parties regarding the proposed content of such disclosure. Notwithstanding the foregoing, none of the foregoing obligations shall apply to JDH or JQHA after the Closing, provided that they shall be required after the Closing to obtain the consent of JQH (which consent shall not be unreasonably withheld or delayed) prior to making any press release or other public announcements with respect to the terms of the Transaction, subject to the exceptions set forth in clauses (i), (ii) and (iii) immediately foregoing.

         8.3 Expenses. Except as otherwise agreed to in any of the Transaction Agreements, each party shall bear its or his own expenses (including those of its or his accountants, advisers or other agents or representatives) incident to the preparation, negotiation, execution and delivery of this Agreement and the other agreements relating to the Transactions and the performance of its or his obligations hereunder.

         8.4 Survival of Representations and Warranties and Covenants. The representations and warranties and other covenants contained in this Agreement shall survive the consummation of the Merger and the closing of the Transaction.

         8.5 Amendments; Waivers. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, each of the parties hereto. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive such party of the right to insist later on adherence thereto, or thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing and signed by the party against whom enforcement is sought in order to be effective.

         8.6 Exhibits and Schedules. The exhibits and schedules to this Agreement shall be construed with and as integral parts of this Agreement to the same extent as if they were set forth verbatim herein.

         8.7 Interpretation. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement. The terms "herein," "hereof," "hereunder" and any similar terms used in this Agreement refer to this Agreement, and all references to "this Agreement" refer to this Agreement and the schedules and exhibits hereto, as amended from time to time. The terms "including" or "include" shall mean "including, without limitation," or "include, without limitation," as the case may be.

         8.8 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (a) when delivered by hand or certified mail, return receipt requested, postage prepaid, (b) upon verbal confirmation of receipt by the recipient when transmitted by telecopier or electronic mail or (c) when received if sent by overnight courier (providing proof of delivery), to the addressee at the following addresses or telecopier numbers (or to such other address telecopier number as a party may specify from time to time by notice hereunder):

              (a) If to a Stockholder:

                     John Q. Hammons
                     The Revocable Trust of John Q. Hammons, Dated December 28, 1989, as amended and restated
                     Hammons, Inc.
                     300 John Q. Hammons Parkway,
                     Suite 900
                     Springfield, Missouri  65806
                     Attn:  John Q. Hammons, as a Stockholder, Trustee of
                     JQH Trust and President of Hammons, Inc.
                     Telephone:  (417) 873-3595
                     Telecopier: (417) 873-3511

                  with a copy (which shall not constitute notice) to:

                     Blackwell Sanders Peper Martin LLP
                     4801 Main Street, Suite 1000
                     Kansas City, Missouri  64112
                     Attn:   Gary D. Gilson and
                             David C. Agee
                     Telephone:  (816) 983-8000
                     Telecopier: (816) 983-8080

                  (i)  If to JDH or JQHA:

                       Jonathan D. Eilian
                       152 West 57th Street, 56th Floor
                       New York, New York, 10023
                       Telephone:  (212) 884-8827
                       Telecopier: (212) 884-8753

                  with a copy (which shall not constitute notice) to:

                       Kaye Scholer, LLC
                       Three First National Plaza
                       70 West Madison Street, Suite 4100
                       Chicago, Illinois  60602
                       Attn:  Gary R. Silverman
                       Telephone:  (312) 583-2300
                       Telecopier: (312) 583-2360

         8.9 Successors; Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors by operation of law or otherwise and may not be assigned without the prior written consent of the other parties, and any attempted assignment without such consent shall be null and void; provided that JDH and JQHA shall have the right to assign all or any portion of their rights and obligations under this Agreement to one or more wholly-owned Subsidiaries of JDH or JQHA (including any Subsidiary which may be organized subsequent to the date hereof), provided that no such assignment shall in any manner limit or impair the obligations of JDH and JQHA hereunder.

         8.10 No Third-Party Beneficiaries. Nothing in this Agreement is intended to, or shall be construed to, confer upon any Person not a party hereto any rights or benefits hereunder.

         8.11 Governing Law. The interpretation and construction of this Agreement and (unless otherwise expressly provided herein) all amendments hereof and waivers and consents hereunder shall, to the extent the particular subject matter is controlled by state law, be governed by and be construed in accordance with the substantive law of the State of Delaware, without regard to the conflicts of laws principles thereof.

         8.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement, or caused this Agreement to be duly executed and delivered on their behalf, as of the date first above written.

                                               JOHN Q. HAMMONS

                                               /s/ John Q. Hammons
                                               ---------------------------------
                                               Name: John Q. Hammons


                                               HAMMONS, INC.


                                               By: /s/ John Q. Hammons
                                                  ------------------------------
                                               Name: John Q. Hammons
                                               Title: President


                                               THE REVOCABLE TRUST OF JOHN Q.
                                               HAMMONS, DATED DECEMBER 28,
                                               1989, AS AMENDED AND RESTATED


                                               By: /s/ John Q. Hammons
                                                  ------------------------------
                                               Name: John Q. Hammons
                                               Title: Trustee


                                               JD HOLDINGS, LLC a Delaware
                                               limited liability company


                                               By: /s/ Jonathon D. Eilian
                                                  ------------------------------
                                               Name: Jonathan D. Eilian
                                               Title: Managing Member


                                               JQH ACQUISITION, LLC, a Delaware
                                               limited liability company


                                               By: /s/ Jonathon D. Eilian
                                                  ------------------------------
                                               Name: Jonathan D. Eilian
                                               Title: Managing Member



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